UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-01899

Dreyfus Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	2/28(9)
Date of reporting period:	8/31/15

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Research Growth Fund, Inc.

SEMIANNUAL REPORT August 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E   F U N D

F O R   M O R E   I N F O R M AT I O N

Back Cover

Dreyfus Research Growth Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Research Growth Fund, Inc., covering the 12-month period from September 1, 2014, through August 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were more than erased in August when economic concerns in China, falling commodity prices and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit in this environment. U.S. bonds generally fared better, rallying in late 2014 due to robust investor demand before reversing course in the spring as the domestic economy strengthened. Global economic instability in August hurt corporate-backed and inflation-linked bonds, but U.S. government securities held up relatively well.

We expect market uncertainty and volatility to persist over the near term as investors vacillate between hopes that current market turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that financial markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the anticipated eventual normalization of monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
September 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2015, through August 31, 2015, as provided by Elizabeth Slover, Barry Mills, and David Sealy, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended August 31, 2015, Dreyfus Research Growth Fund’s Class A shares produced a total return of -2.87%, Class C shares returned -3.22%, Class I shares returned -2.79%, Class Y shares returned -2.66%, and Class Z shares returned -2.80%.1 In comparison, the fund’s benchmark, the Russell 1000® Growth Index, produced a total return of -3.88% over the same period.2

Concerns about slowing economic growth in China drove U.S. equity markets lower in the final weeks of reporting period. The fund outperformed its benchmark, mainly due to relatively strong security selections in the consumer staples, information technology, materials, and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the fund’s allocations among market sectors. The fund’s portfolio is structured so that its sector weightings generally are similar to those of its benchmark.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Global Uncertainties Undermined Domestic Equities

U.S. equities delivered volatile returns during the reporting period as investors reacted to mixed economic news. Favorable employment and housing data were offset by the adverse effects of severe winter weather and a strengthening U.S. dollar during the first quarter of 2015. Disappointing corporate revenues and forecasts also weighed on investor sentiment at the time. The U.S. economy appeared to regain traction in the spring, driving stocks higher. However, uncertainty regarding a debt crisis in Greece and slowing economic growth in China subsequently sent U.S. stock prices lower. Consequently, as of mid-August, 2015, the Russell 1000® Growth Index stood at roughly the same level at which it began the reporting period.

In mid-August, the Chinese central bank unexpectedly devalued the country’s currency, raising concerns that the world’s second-largest economy could be slowing more than anticipated. In response, U.S. stocks suffered heightened volatility, sending the Index into

DISCUSSION OF FUND PERFORMANCE (continued)

negative territory for the reporting period overall. Growth-oriented stocks generally held up better than their value-oriented counterparts in this tumultuous environment.

Security Selections Bolstered Relative Results

While we are never satisfied with negative absolute returns, we are pleased that the fund delivered strong relative results in several investment sectors. In the consumer staples sector, bottler Coca-Cola Enterprises and food makers Mondelez International and ConAgra Foods rose on the strength of solid earnings and potential mergers-and-acquisitions activity. In the information technology sector, the fund’s only semiconductor holding, Avago Technologies, held up much better than the broader segment within the benchmark. Social media company Facebook, financial transaction processor Visa, and security software developer Fortinet also fared relatively well. Among materials producers, Martin Marietta Materials benefited from a rise in residential and commercial construction. In the consumer discretionary sector, online retailer Amazon.com and sports apparel maker Nike produced robust gains.

On a more negative note, a few health care and financial holdings detracted from relative results. Biotechnology innovators Biogen and Celgene were impacted by a lack of near-term catalysts, leading to a pullback in their stock prices. Asset management firms Blackrock and Ameriprise Financial reported better-than-expected earnings, but Blackrock’s revenues proved disappointing, and Ameriprise felt some near-term pressure due to the uncertainty of the Department of Labor’s proposal for fiduciary standards and potential impact regarding their advisory business (adds additional regulatory oversight).

Focusing on Attractive Growth Opportunities

Slowing Chinese economic growth and expectations that the Federal Reserve Board may soon raise short-term interest rates could weigh on U.S. equities in the coming months. However, we believe that these concerns are likely to be short-lived. In our opinion, the Chinese government has sufficient resources to deal with its economic issues, and U.S. economic conditions remain positive on balance. Therefore, we have positioned the fund to benefit from further economic growth, emphasizing areas of the technology sector where we see particularly strong prospects, such as mobility, cloud computing, and cyber security. We also have found a relatively large number of attractive investments in the consumer staples sector, where growing levels of mergers-and-acquisitions activity and shareholder activism are driving some stocks higher. In contrast, the fund currently holds underweighted exposure to areas of slower growth, such as the industrials and financials sectors.

September 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. — The Russell 1000 Growth Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Growth Fund, Inc. from March 1, 2015 to August 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the six months ended August 31, 2015

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$ 5.60	$ 9.25	$ 4.26	$ 3.87	$ 4.41
Ending value (after expenses)	$ 971.30	$ 967.80	$ 972.10	$ 973.40	$ 972.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the six months ended August 31, 2015

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$ 5.74	$ 9.48	$ 4.37	$ 3.96	$ 4.52
Ending value (after expenses)	$ 1,019.46	$ 1,015.74	$ 1,020.81	$ 1,021.22	$ 1,020.66

† Expenses are equal to the fund's annualized expense ratio of 1.13% for Class A, 1.87 % for Class C, .86% for Class I, .78% for Class Y and .89% for Class Z, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2015 (Unaudited)

||ANAME||

Common Stocks - 97.1%	Shares		Value ($)
Automobiles & Components - 1.8%
Delphi Automotive	198,934		15,023,496
Tesla Motors	69,645	[a,b]	17,345,784
			32,369,280
Capital Goods - 6.6%
Danaher	262,385		22,832,743
Honeywell International	359,889		35,726,181
Precision Castparts	69,159		15,923,860
Raytheon	263,259		26,999,843
United Technologies	208,676		19,116,808
			120,599,435
Consumer Durables & Apparel - 4.6%
Hanesbrands	767,236		23,101,476
Lululemon Athletica	232,172	[a,b]	14,861,330
NIKE, Cl. B	287,918		32,174,836
Under Armour, Cl. A	143,674	[b]	13,725,177
			83,862,819
Consumer Services - 1.5%
McDonald's	287,654		27,332,883
Diversified Financials - 3.2%
Ameriprise Financial	138,856		15,644,906
BlackRock	61,168		18,501,485
Intercontinental Exchange	107,138		24,471,391
			58,617,782
Energy - 1.1%
Schlumberger	257,868		19,951,247
Food & Staples Retailing - 1.9%
CVS Health	346,084		35,439,002
Food, Beverage & Tobacco - 8.3%
Archer-Daniels-Midland	391,004		17,591,270
Coca-Cola Enterprises	558,700		28,767,463
ConAgra Foods	593,803		24,749,709
Mondelez International, Cl. A	716,055		30,332,090
PepsiCo	538,333		50,027,286
			151,467,818
Health Care Equipment & Services - 4.8%
Boston Scientific	1,081,829	[b]	18,109,817
Cardinal Health	281,738		23,178,585
Cerner	300,403	[b]	18,552,889

Common Stocks - 97.1% (continued)	Shares		Value ($)
Health Care Equipment & Services - 4.8% (continued)
UnitedHealth Group	237,580		27,488,006
			87,329,297
Household & Personal Products - 1.5%
Estee Lauder, Cl. A	333,283		26,585,985
Insurance - 1.2%
Marsh & McLennan	417,427		22,428,353
Materials - 2.4%
Dow Chemical	381,531		16,695,797
Martin Marietta Materials	157,977		26,508,541
			43,204,338
Media - 4.7%
AMC Networks, Cl. A	204,994	[b]	14,837,466
CBS, Cl. B	393,908		17,820,398
Comcast, Cl. A	579,119		32,621,773
Interpublic Group of Companies	1,090,134		20,581,730
			85,861,367
Pharmaceuticals, Biotechnology & Life Sciences - 12.0%
AbbVie	509,484		31,796,896
Alexion Pharmaceuticals	126,697	[b]	21,815,956
Allergan	114,948	[b]	34,914,306
Biogen	112,608	[b]	33,478,358
Bristol-Myers Squibb	451,850		26,871,519
Illumina	101,224	[b]	20,002,875
Mallinckrodt	20,335	[b]	1,753,690
Regeneron Pharmaceuticals	49,781	[b]	25,562,543
Vertex Pharmaceuticals	181,300	[b]	23,119,376
			219,315,519
Retailing - 9.2%
Amazon.com	108,942	[b]	55,875,262
Dollar Tree	322,548	[b]	24,597,510
Home Depot	274,822		32,005,770
Priceline Group	26,735	[b]	33,382,390
Ulta Salon, Cosmetics & Fragrance	140,588	[b]	22,225,557
			168,086,489
Semiconductors & Semiconductor Equipment - 1.1%
Avago Technologies	152,608		19,224,030
Software & Services - 21.5%
Adobe Systems	258,727	[b]	20,328,180
Akamai Technologies	303,272	[b]	21,626,326
Citrix Systems	192,344	[b]	13,100,550

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 97.1% (continued)	Shares		Value ($)
Software & Services - 21.5% (continued)
Cognizant Technology Solutions, Cl. A	348,985	[b]	21,965,116
Facebook, Cl. A	641,865	[b]	57,401,987
Fortinet	271,431	[b]	11,438,102
Google Cl. A	68,785	[b]	44,560,299
Google, Cl. C	72,062	[b]	44,552,331
Intuit	220,689		18,924,082
LinkedIn, Cl. A	80,829	[b]	14,597,717
Oracle	888,153		32,941,595
salesforce.com	375,471	[b]	26,042,669
Splunk	192,985	[b]	11,959,280
Visa, Cl. A	746,218		53,205,343
			392,643,577
Technology Hardware & Equipment - 6.4%
Apple	821,855		92,672,370
Cisco Systems	890,593		23,048,547
			115,720,917
Telecommunication Services - 2.1%
Verizon Communications	846,351		38,940,610
Transportation - 1.2%
FedEx	140,901		21,221,100
Total Common Stocks (cost $1,416,703,950)			1,770,201,848
Other Investments - 4.0%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund	73,595,257	[c]	73,595,257
(cost $73,595,257)
Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund	6,139,517	[c]	6,139,517
(cost $6,139,517)
Total Investments (cost $1,496,438,724)	101.4%		1,849,936,622
Liabilities, Less Cash and Receivables	(1.4%)		(26,255,084)
Net Assets	100.0%		1,823,681,538

a Security, or portion thereof, on loan. At August 31, 2015, the value of the fund's securities on loan was $20,122,954 and the value of the collateral held by the fund was $20,336,432, consisting of cash collateral of $6,139,517 and U.S. Government & Agency securities valued at $14,196,915.

b Non-income producing security.

c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	21.5
Pharmaceuticals, Biotechnology & Life Sciences	12.0
Retailing	9.2
Food, Beverage & Tobacco	8.3
Capital Goods	6.6
Technology Hardware & Equipment	6.3
Health Care Equipment & Services	4.8
Media	4.7
Consumer Durables & Apparel	4.6
Money Market Investments	4.4
Diversified Financials	3.2
Materials	2.4
Telecommunication Services	2.1
Food & Staples Retailing	1.9
Automobiles & Components	1.8
Consumer Services	1.5
Household & Personal Products	1.5
Insurance	1.2
Transportation	1.2
Energy	1.1
Semiconductors & Semiconductor Equipment	1.1
101.4

†Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2015 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $20,122,954)—Note 1(b):
Unaffiliated issuers	1,416,703,950	1,770,201,848
Affiliated issuers	79,734,774	79,734,774
Cash		49,159,917
Receivable for investment securities sold		8,293,059
Dividends and securities lending income receivable		1,462,646
Receivable for shares of Common Stock subscribed		380,905
Prepaid expenses		57,700
		1,909,290,849
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,517,119
Payable for investment securities purchased		76,812,449
Liability for securities on loan—Note 1(b)		6,139,517
Payable for shares of Common Stock redeemed		833,107
Accrued expenses		307,119
		85,609,311
Net Assets ($)		1,823,681,538
Composition of Net Assets ($):
Paid-in capital		1,423,817,815
Accumulated undistributed investment income—net		1,639,123
Accumulated net realized gain (loss) on investments		44,726,702
Accumulated net unrealized appreciation (depreciation) on investments		353,497,898
Net Assets ($)		1,823,681,538

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	623,534,536	126,487,622	418,367,023	239,023,639	416,268,718
Shares Outstanding	44,938,390	9,590,802	30,003,946	17,139,859	29,494,082
Net Asset Value Per Share ($)	13.88	13.19	13.94	13.95	14.11

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended August 31, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffliated issuers	10,849,201
Affliated issuers	19,193
Income from securities lending—Note 1(b)	37,938
Total Income	10,906,332
Expenses:
Management fee—Note 3(a)	6,765,636
Shareholder servicing costs—Note 3(c)	1,808,874
Distribution fees—Note 3(b)	502,063
Registration fees	58,647
Professional fees	52,569
Custodian fees—Note 3(c)	46,619
Prospectus and shareholders’ reports	46,126
Directors' fees and expenses—Note 3(d)	39,099
Loan commitment fees—Note 2	6,001
Interest expense—Note 2	219
Miscellaneous	14,233
Total Expenses	9,340,086
Less—reduction in expenses due to undertaking—Note 3(a)	(76,067)
Less—reduction in fees due to earnings credits—Note 3(c)	(480)
Net Expenses	9,263,539
Investment Income—Net	1,642,793
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	71,130,035
Net unrealized appreciation (depreciation) on investments	(124,509,201)
Net Realized and Unrealized Gain (Loss) on Investments	(53,379,166)
Net (Decrease) in Net Assets Resulting from Operations	(51,736,373)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
Operations ($):
Investment income—net	1,642,793	2,858,557
Net realized gain (loss) on investments	71,130,035	125,521,001
Net unrealized appreciation (depreciation) on investments	(124,509,201)	2,752,410
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,736,373)	131,131,968
Dividends to Shareholders from ($):
Investment income—net
Class I	(795,538)	(166,516)
Class Y	(686,784)	(303,338)
Class Z	(703,680)	(32,017)
Net realized gain on investments:
Class A	(8,966,227)	(43,634,472)
Class C	(2,063,784)	(9,676,012)
Class I	(5,581,723)	(25,520,855)
Class Y	(3,735,689)	(14,432,138)
Class Z	(6,341,926)	(30,578,484)
Total Dividends	(28,875,351)	(124,343,832)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	110,965,003	48,275,873
Class C	6,160,359	16,195,275
Class I	166,110,937	254,203,306
Class Y	26,841,484	281,342,589
Class Z	858,791	2,743,637
Dividends reinvested:
Class A	8,565,216	41,604,636
Class C	1,537,947	7,388,581
Class I	5,271,642	21,276,225
Class Y	1,774,275	4,497,980
Class Z	6,594,589	28,713,887
Cost of shares redeemed:
Class A	(45,916,986)	(153,016,550)
Class C	(10,275,267)	(15,521,277)
Class Ia	(43,941,752)	(364,673,454)
Class Y	(47,583,960)	(27,668,412)
Class Z	(14,134,998)	(42,568,753)
Increase (Decrease) in Net Assets from Capital Stock Transactions	172,827,280	102,793,543
Total Increase (Decrease) in Net Assets	92,215,556	109,581,679
Net Assets ($):
Beginning of Period	1,731,465,982	1,621,884,303
End of Period	1,823,681,538	1,731,465,982
Undistributed investment income—net	1,639,123	2,182,332

	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28, 2015
Capital Share Transactions:
Class A
Shares sold	7,612,185	3,438,889
Shares issued for dividends reinvested	585,056	2,976,547
Shares redeemed	(3,176,229)	(10,916,073)
Net Increase (Decrease) in Shares Outstanding	5,021,012	(4,500,637)
Class C
Shares sold	444,650	1,197,786
Shares issued for dividends reinvested	110,405	551,314
Shares redeemed	(744,042)	(1,150,341)
Net Increase (Decrease) in Shares Outstanding	(188,987)	598,759
Class Ib
Shares sold	11,609,038	18,085,549
Shares issued for dividends reinvested	358,615	1,515,233
Shares redeemed[a]	(3,039,167)	(25,760,715)
Net Increase (Decrease) in Shares Outstanding	8,928,486	(6,159,933)
Class Yb
Shares sold	1,846,301	19,864,459
Shares issued for dividends reinvested	120,699	319,170
Shares redeemed	(3,243,927)	(1,953,986)
Net Increase (Decrease) in Shares Outstanding	(1,276,927)	18,229,643
Class Zb
Shares sold	58,230	192,343
Shares issued for dividends reinvested	443,185	2,021,371
Shares redeemed	(955,765)	(3,005,504)
Net Increase (Decrease) in Shares Outstanding	(454,350)	(791,790)
[a]	During the period ended February 28, 2015, 3,030,033 Class I shares amounting to $42,511,359 were redeemed in kind resulting in a net realized gain on investments of $11,322,137.
[b]

During the period ended February 28, 2015, 7,874,920 Class I shares representing $111,587,619 were exchanged for 7,874,920 Class Y shares and 900,262 Class Z shares representing $12,495,633 were exchanged for 909,435 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28/29,
Class A Shares		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.50	14.49	10.83	9.90	9.70	7.45
Investment Operations:
Investment income—net[a]	.01	.01	.01	.04	.03	.02
Net realized and unrealized gain (loss) on investments	(.41)	1.03	3.72	.92	.21	2.24
Total from Investment Operations	.40	1.04	3.73	.96	.24	2.26
Distributions:
Dividends from investment income—net	-	-	(.02)	(.03)	(.04)	(.01)
Dividends from net realized gain on investments	(.22)	(1.03)	(.05)	-	-	-
Total Distributions	(.22)	(1.03)	(.07)	(.03)	(.04)	(.01)
Net asset value, end of period	13.88	14.50	14.49	10.83	9.90	9.70
Total Return (%)[b]	(2.87)[c]	7.61	34.52	9.68	2.49	30.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[d]	1.17	1.18	1.26	1.29	1.36
Ratio of net expenses to average net assets	1.13[d]	1.13	1.13	1.13	1.18	1.36
Ratio of net investment income to average net assets	.07[d]	.08	.05	.36	.34	.34
Portfolio Turnover Rate	25.57[c]	49.29	46.34	52.78	88.07	101.09
Net Assets, end of period ($ x 1,000)	623,535	578,656	643,506	471,404	506,862	33,263

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28/29,
Class C Shares		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.84	13.98	10.52	9.67	9.54	7.40
Investment Operations:
Investment (loss)—net[a]	(.05)	(.09)	(.08)	(.04)	(.04)	(.06)
Net realized and unrealized gain (loss) on investments	(.38)	.98	3.59	.90	.20	2.20
Total from Investment Operations	(.43)	.89	3.51	.86	.16	2.14
Distributions:
Dividends from investment income—net	-	-	-	(.01)	(.03)	-
Dividends from net realized gain on investments	(.22)	(1.03)	(.05)	-	-	-
Total Distributions	(.22)	(1.03)	(.05)	(.01)	(.03)	-
Net asset value, end of period	13.19	13.84	13.98	10.52	9.67	9.54
Total Return (%)[b]	(3.22)[c]	6.79	33.43	8.90	1.73	28.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88[d]	1.91	1.95	2.01	2.07	2.32
Ratio of net expenses to average net assets	1.87[d]	1.88	1.88	1.88	1.97	2.32
Ratio of net investment (loss) to average net assets	(.67)[d]	(.67)	(.70)	(.40)	(.51)	(.77)
Portfolio Turnover Rate	25.57[c]	49.29	46.34	52.78	88.07	101.09
Net Assets, end of period ($ x 1,000)	126,488	135,359	128,347	94,187	91,805	514

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28/29,
Class I Shares		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.58	14.53	10.89	9.96	9.73	7.46
Investment Operations:
Investment income—net[a]	.02	.05	.04	.06	.05	.04
Net realized and unrealized gain (loss) on investments	(.41)	1.04	3.73	.93	.22	2.25
Total from Investment Operations	(.39)	1.09	3.77	.99	.27	2.29
Distributions:
Dividends from investment income—net	(.03)	(.01)	(.08)	(.06)	(.04)	(.02)
Dividends from net realized gain on investments	(.22)	(1.03)	(.05)	-	-	-
Total Distributions	(.25)	(1.04)	(.13)	(.06)	(.04)	(.02)
Net asset value, end of period	13.94	14.58	14.53	10.89	9.96	9.73
Total Return (%)	(2.79)[b]	7.92	34.84	9.98	2.81	30.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88[c]	.87	.86	.90	1.01	1.00
Ratio of net expenses to average net assets	.86[c]	.86	.84	.86	.91	1.00
Ratio of net investment income to average net assets	.34[c]	.37	.32	.63	.56	.58
Portfolio Turnover Rate	25.57[b]	49.29	46.34	52.78	88.07	101.09
Net Assets, end of period ($ x 1,000)	418,367	307,239	395,794	85,640	34,344	4,857

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28,
Class Y Shares		2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	14.58	14.54	11.51
Investment Operations:
Investment income—net[b]	.03	.06	.01
Net realized and unrealized gain (loss) on investments	(.40)	1.03	3.10
Total from Investment Operations	(.37)	1.09	3.11
Distributions:
Dividends from investment income—net	(.04)	(.02)	(.03)
Dividends from net realized gain on investments	(.22)	(1.03)	(.05)
Total Distributions	(.26)	(1.05)	(.08)
Net asset value, end of period	13.95	14.58	14.54
Total Return (%)	(2.66)[c]	7.91	27.13[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78[d]	.81	.92[d]
Ratio of net expenses to average net assets	.78[d]	.79	.83[d]
Ratio of net investment income to average net assets	.42[d]	.39	.13[d]
Portfolio Turnover Rate	25.57[c]	49.29	46.34
Net Assets, end of period ($ x 1,000)	239,024	268,554	2,721

a From July 1, 2013 (commencement of initial offering) to February 28, 2014.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended August 31, 2015 (Unaudited)	Year Ended February 28/29,
Class Z Shares		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.75	14.69	10.99	10.03	9.80	7.50
Investment Operations:
Investment income—net[a]	.02	.04	.03	.05	.04	.04
Net realized and unrealized gain (loss) on investments	(.42)	1.05	3.77	.94	.22	2.27
Total from Investment Operations	(.40)	1.09	3.80	.99	.26	2.31
Distributions:
Dividends from investment income—net	(.02)	(.00)[b]	(.05)	(.03)	(.03)	(.01)
Dividends from net realized gain on investments	(.22)	(1.03)	(.05)	-	-	-
Total Distributions	(.24)	(1.03)	(.10)	(.03)	(.03)	(.01)
Net asset value, end of period	14.11	14.75	14.69	10.99	10.03	9.80
Total Return (%)	(2.80)[c]	7.86	34.70	9.91	2.69	30.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[d]	.90	.95	1.04	1.06	1.00
Ratio of net expenses to average net assets	.89[d]	.90	.94	1.01	1.03	1.00
Ratio of net investment income to average net assets	.32[d]	.31	.24	.47	.43	.52
Portfolio Turnover Rate	25.57[c]	49.29	46.34	52.78	88.07	101.09
Net Assets, end of period ($ x 1,000)	416,269	441,658	451,517	356,959	348,767	199,509

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Research Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2015 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,736,116,488	-	-	1,736,116,488
Equity Securities - Foreign Common Stocks†	34,085,360	-	-	34,085,360
Mutual Funds	79,734,774	-	-	79,734,774

† See Statement of Investments for additional detailed categorizations.

At August 31, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended August 31, 2015, The Bank of New York Mellon earned $13,615 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended August 31, 2015 were as follows:

Affiliated Investment Company	Value 2/28/2015 ($)	Purchases ($)	Sales ($)	Value 8/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	14,345,427	335,919,069	276,669,239	73,595,257	4.0
Dreyfus Institutional Cash Advantage Fund	10,068,291	99,195,498	103,124,272	6,139,517.3
Total	24,413,718	435,114,567	379,793,511	79,734,774	4.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2015, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended February 28, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s mergers with Dreyfus Research Core Fund and Dreyfus Alpha Growth Fund, capital losses of $25,738,123 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, these acquired capital losses expire in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2015 was as follows: ordinary income $501,871 and long-term capital gains $123,841,961. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2015, was approximately $39,100 with a related weighted average annualized interest rate of 1.11%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z (excluding taxes, brokerage fees, interest expense, commitment fees on borrowings, and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, Dreyfus will bear such excess expense. In addition, Dreyfus has contractually agreed, from March 1, 2015 through July 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .88% for Class A, Class C, Class I and Class Z and .80% for Class Y shares of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $76,067 during the period ended August 31, 2015.

During the period ended August 31, 2015, the Distributor retained $13,102 from commissions earned on sales of the fund's Class A shares and $3,295 CDSC on redemptions of the fund's Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2015, Class C shares were charged $502,063 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares pay the Distributor at an amount not to exceed an annual rate of .20% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2015, Class A, Class C and Class Z shares were charged $751,215, $167,354, and $150,993, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2015, the fund was charged $186,661 for transfer agency services and $12,709 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $480.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2015, the fund was charged $46,619 pursuant to the custody agreement.

During the period ended August 31, 2015, the fund was charged $5,406 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,145,543, Distribution Plan fees $82,225, Shareholder Services Plan fees $187,648, custodian fees $46,127, Chief Compliance Officer fees $1,737 and transfer agency fees $70,083, which are offset against an expense reimbursement currently in effect in the amount of $16,244.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2015, amounted to $551,060,438 and $448,928,581, respectively.

At August 31, 2015, accumulated net unrealized appreciation on investments was $353,497,898, consisting of $401,187,699 gross unrealized appreciation and $47,689,801 gross unrealized depreciation.

At August 31, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 11-12, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

various periods ended December 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median for all periods except the five-year period when it was above the Performance Group median and below the Performance Universe median for all periods except for the three- and five-year periods when it above the Performance Universe median. Dreyfus representatives noted the relative proximity to the Performance Universe median in certain periods when the fund’s performance was below the median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the return of the fund’s Class Z shares was above the return of the benchmark in seven of the ten years shown. Dreyfus representatives discussed with the Board reasons for the fund’s underperformance, including the impact on performance figures of one particular year of underperformance.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until July 1, 2015, so that annual direct fund operating expenses of the fund’s Class A, C, I, Y and Z shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed .88%, .88%, .88%, .80% and .88% of the fund’s average daily net assets, respectively.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows:

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with Dreyfus’ discussion of the fund’s relative underperformance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

For More Information

Dreyfus Research Growth Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DWOAX Class C: DWOCX Class I: DWOIX Class Y: DRYQX Class Z: DREQX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation	6232SA0815

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Research Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 22, 2015

By: /s/ James Windels
James Windels, Treasurer
Date:	October 22, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)